Exhibit (16)

POWERS OF ATTORNEY

The undersigned Trustees, on behalf of the Registered Investment Company listed below, each constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, to execute for each undersigned Trustee, and in the name, place, and stead of such undersigned Trustee, in the capacities indicated below, the Registration Statements of such entity on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do an perform in the name of and on behalf of each undersigned Trustee, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as such undersigned Trustee might or could do in person, said acts of any said attorneys being hereby ratified and approved.

Registered Investment Company	Form N-14 Registration Statement
Voya Investors Trust	Proposed reorganization of VY® Pioneer High Yield Portfolio with and into Voya High Yield Portfolio

These Powers of Attorney, which shall not be affected by the disability of any or all of the undersigned, are executed and effective as of January 25, 2019 and may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/ Colleen D. Baldwin	/s/ Joseph E. Obermeyer
Colleen D. Baldwin	Joseph E. Obermeyer
Trustee	Trustee

/s/ John V. Boyer	/s/ Sheryl K. Pressler
John V. Boyer	Sheryl K. Pressler
Trustee	Trustee

/s/ Patricia W. Chadwick	/s/ Christopher P. Sullivan
Patricia W. Chadwick	Christopher P. Sullivan
Trustee	Trustee

/s/ Martin J. Gavin	/s/ Roger B. Vincent
Martin J. Gavin	Roger B. Vincent
Trustee	Trustee

/s/ Russell H. Jones
Russell H. Jones
Trustee

POWER OF ATTORNEY

The undersigned Officer, on behalf of the following Registered Investment Company, constitutes and appoints Huey P. Falgout, Jr., Paul A. Caldarelli and Theresa K. Kelety, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Officer, and in the name of such undersigned Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
Voya Investors Trust	Proposed reorganization of VY® Pioneer High Yield Portfolio with and into Voya High Yield Portfolio

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 25, 2019, and shall be deemed an original.

/s/ Michael Bell
Michael Bell
Chief Executive Officer

POWER OF ATTORNEY

The undersigned Officer, on behalf of the following Registered Investment Company, constitutes and appoints Huey P. Falgout, Jr., Paul A. Caldarelli and Theresa K. Kelety, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Officer, and in the name of such undersigned Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
Voya Investors Trust	Proposed reorganization of VY® Pioneer High Yield Portfolio with and into Voya High Yield Portfolio

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 25, 2019, and shall be deemed an original.

/s/ Todd Modic
Todd Modic
Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary

POWER OF ATTORNEY

The undersigned Trustee, on behalf of the Registered Investment Company listed below, each constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, to execute for the undersigned Trustee, and in the name, place, and stead of such undersigned Trustee, in the capacities indicated below, the Registration Statements of such entity on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do an perform in the name of and on behalf of the undersigned Trustee, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as such undersigned Trustee might or could do in person, said acts of any said attorneys being hereby ratified and approved.

Registered Investment Company	Form N-14 Registration Statement
Voya Investors Trust	Proposed reorganization of VY® Pioneer High Yield Portfolio with and into Voya High Yield Portfolio

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 25, 2019, and shall be deemed an original.

/s/ Dina Santoro
Dina Santoro
Trustee